INVESTMENT CONTRACTS	12 Months Ended
Dec. 31, 2025
EBP 007
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
INVESTMENT CONTRACTS	INVESTMENT CONTRACTS
The Plan, via the Master Trust, includes a Stable Value Fund (the “Fund”) investment option for Plan participants. The Fund is a separately managed account that includes a portfolio of synthetic guaranteed investment contracts and a short-term investment fund. The synthetic guaranteed investment contracts meet the definition of fully benefit-responsive investment criteria and therefore are reported at contract value. The short-term investment fund is a common collective trust fund with a readily determinable fair value of $14 million and $34 million, respectively, as of December 31, 2025 and 2024. As such, its fair value in the Master Trust is included in cash and cash equivalents in Note 4. The Plan’s interest in the Master Trust of the common collective trust fund with a readily determinable fair value of $10 million and $23 million, as of December 31, 2025 and 2024, respectively, is also included in cash and cash equivalents in Note 4. Contract value is the relevant measure for fully benefit-responsive investment contracts because this is the amount received by participants if they were to initiate permitted transactions under the terms of the Plan. Contract value represents contributions made under each contract, plus earnings, less participant withdrawals, and administrative expenses. Contract value totaled $573 million and $642 million, respectively, as of December 31, 2025 and 2024.
A synthetic guaranteed investment contract includes a wrapper contract, which is an agreement for the wrap issuer, such as a bank or insurance company, to make payments to the Master Trust in certain circumstances. The wrapper contract typically includes certain conditions and limitations on the underlying assets owned by the Master Trust. The synthetic guaranteed investment contracts held by the Master Trust include wrapper contracts that provide a guarantee that the credit rate will not fall below zero percent. Cash flow volatility (for example, timing of benefit payments) as well as asset underperformance can be passed through to the Master Trust through adjustments to future contract crediting rates. Formulas are provided in each contract that adjusts renewal crediting rates to recognize the difference between the fair value and the book value of the underlying assets. Crediting rates are reviewed monthly for resetting. The Master Trust’s ability to receive amounts due in accordance with the fully benefit-responsive synthetic guaranteed investment contracts is dependent on the third-party issuer’s ability to meet its financial obligations. The issuer’s ability to meet its contractual obligations may be affected by future economic and regulatory developments.
Certain events, such as Plan or Master Trust termination, Plan merger, failure of the Plan or Master Trust to maintain tax-exempt status, or material breach of contract, might limit the ability of the Plan, via the Master Trust, to transact at contract value with the contract issuer or allow the issuer to terminate the contracts with the Plan, via the Master Trust, and settle at an amount different from contract value. No events are probable of occurring that might limit the ability of the Master Trust to transact at contract value with the contract issuers and that also would limit the ability of the Master Trust to transact at contract value with the Plan participants.